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                                                                    Exhibit 10.1

                                ENDORSEMENT NO. 1

                                     to the

               $40,000,000 XS $60,000,000 EXCESS OF LOSS CONTRACT
                      ORIGINALLY EFFECTIVE OCTOBER 1, 2002
                   (hereinafter referred to as the "Contract")

                                    issued to

         WESTERN SURETY COMPANY, SURETY BONDING COMPANY OF AMERICA, EACH
        A SOUTH DAKOTA CORPORATION, UNIVERSAL SURETY OF AMERICA, A TEXAS
           CORPORATION AND ANY OTHER COMPANY WHICH IS OR MAY BECOME A
            SUBSIDIARY OF THE CNA SURETY CORPORATION OR FOR WHICH THE
            CNA SURETY CORPORATION MAY ACQUIRE ASSETS OR LIABILITIES
             (collectively hereinafter referred to as the "Company")

                                       by

                          CONTINENTAL CASUALTY COMPANY
                             AN ILLINOIS CORPORATION
                  (hereinafter referred to as the "Reinsurer")

It is hereby mutually understood and agreed by and between the Company and the Reinsurer that effective September 15, 2003, retroactive to October 1, 2002, the following Articles of the Contract are amended:

A. The third paragraph of Article 2 - Term is amended to read as follows and not as heretofore:

          This Contract may be commuted at October 1, 2003, January 1, 2004, October 1, 2004, January 1, 2005 or October 1, 2005 subject to the provisions of the Commutation Article.

B.   Article 10 - Premium is amended to read as follows and not as heretofore:

                              ARTICLE 10 - PREMIUM

          Subject to the provisions of the Experience Account Article:

          For the First Agreement Year covered under this Contract, the Company shall pay to the Reinsurer premium in the amount of $3,125,000 on each of the following dates: October 1, 2002, January 1, 2003, April 1, 2003 and July 1, 2003.

          If this Contract is not commuted on October 1, 2003, for the Second Agreement Year covered under this Contract, the Company shall pay to the Reinsurer premium of $3,125,000 on October 1, 2003, $4,792,000 on January 1, 2004, $4,792,000 on April 1, 2004 and $4,791,000 on July 1,
          2004. If the Contract is

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                                                                    Exhibit 10.1

          commuted on January 1, 2004, the premium payments for January 1, 2004, April 1, 2004 and July 1, 2004 shall not be due from the Company to the Reinsurer.

          If this Contract is not commuted on October 1, 2004, for the Third Agreement Year covered under this Contract, the Company shall pay to the Reinsurer premium of $3,125,000 on October 1, 2004, $4,792,000 on January 1, 2005, $4,792,000 on April 1, 2005 and $4,791,000 on July 1,
          2005. If the Contract is commuted on January 1, 2005, the premium payments for January 1, 2005, April 1, 2005 and July 1, 2005 shall not be due from the Company to the Reinsurer.

C. Article 17 - Commutation is amended to read as follows and not as heretofore:

                            ARTICLE 17 - COMMUTATION

          If the Experience Account Balance is greater than zero (0) as of October 1, 2003, January 1, 2004, October 1, 2004, January 1, 2005 or October 1, 2005, the Company may elect to commute this Contract, subject to 30 days prior written notice to the Reinsurer.

          Should the Company elect to commute this Contract, the Reinsurer shall pay to the Company within 90 calendar days of commutation a Profit Commission equal to the positive Experience Account Balance as of such October 1 or January 1.

          Upon Commutation, the Reinsurer shall be released from all current and future liabilities under this Contract and the Company shall have no obligation to pay further Premiums hereunder.

All other terms and conditions of the Contract remain unchanged.

IN WITNESS WHEREOF the parties acknowledge that no intermediary is involved in nor brought about this transaction and the parties hereto, by their authorized representatives, have executed this Endorsement No. 1:

FOR AND ON BEHALF OF THE COMPANY:

WESTERN SURETY COMPANY
SURETY BONDING COMPANY OF AMERICA
UNIVERSAL SURETY OF AMERICA

By:_____________________________

Title:__________________________

Attested by:____________________

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                                                                    Exhibit 10.1

Date:__________________________

FOR AND ON BEHALF OF THE REINSURER:

CONTINENTAL CASUALTY COMPANY

By:___________________________________

Title:_______________________________

Attested by:_________________________

Date:________________________________

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